Exhibit 99.1

Mattel Appoints Peter Griffith as Chief Financial Officer and Board Director

EL SEGUNDO, Calif. — October 19, 2026 — Mattel, Inc. (NASDAQ: MAT) today announced the appointment of Peter Griffith as Chief Financial Officer, effective October 20, 2026. Griffith succeeds Paul Ruh, who will serve in an advisory role through the end of the year to support an effective transition. Griffith will report to Roger Lynch, Chairman and Chief Executive Officer of Mattel, and will also join the company’s board of directors.

Lynch said: “Peter is a highly accomplished and respected financial leader with a proven track record of enabling growth, driving financial discipline, and allocating capital strategically. His deep experience spanning global financial management, private equity, and investment banking will be invaluable as we look to sharpen our execution and improve our performance. We welcome him to our management team and board and look forward to his impact as we focus on delivering for our shareholders, employees, fans, and partners.”

Griffith brings to Mattel extensive public company financial leadership experience and expertise in strategic transactions, capital allocation, technology investments, cybersecurity, and business transformation. Most recently, he served as Executive Vice President and CFO of Amgen, where he helped guide the company through significant acquisitions and strategic investments while maintaining a disciplined approach to capital allocation and balance sheet management. At Amgen, he helped shape financial priorities to support continued investment in innovation and long-term growth while driving operational efficiency and financial performance.

Griffith said: “Mattel has an iconic and exceptional portfolio of brands and a strong global platform and financial foundation on which to build. I am excited to partner with Roger, the board, and the talented team at Mattel to execute the company’s priorities, and help deliver sustained, profitable growth and shareholder value.”

Lynch added: “On behalf of the Board and management team, I want to thank Paul for his leadership and significant contributions to Mattel. During his tenure, Paul strengthened our Finance and Global Technology organizations, and further reinforced our balance sheet, leaving Mattel well positioned for the future. He has also been a trusted partner to the Board and management team, and we are grateful that he will serve in an advisory capacity to help ensure a smooth handover. We wish Paul continued success in his next chapter.”

About Peter Griffith

Griffith joined Amgen in 2019 from Sherwood Canyon Group, LLC, a private equity and advisory firm, where he served as President. Prior to that, he spent more than two decades as a partner at EY. In his last role as Global Vice Chair, Corporate Development, Griffith drove EY’s investment strategy and execution of its strategic transactions to broaden and deepen EY’s capabilities globally. Prior to that, as Global Managing Partner, Operations and Finance, he also oversaw the firm’s Finance and Accounting, Corporate Development, Tax, and Treasury functions during a period in which EY’s annual revenue profitably grew by more than 25% to over $27 billion. Prior to EY, he was a Managing Director and Head of the Investment Banking Division of Wedbush Securities Inc.

Griffith is a member of the Advisory Board for USC’s Schaeffer Center for Health Policy and Economics and the USC Marshall School of Business Board of Leaders. He holds a bachelor’s degree from the University of Southern California’s Marshall School of Business.

Forward-Looking Statements

This press release contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts or by their nature are uncertain, and include statements regarding Mattel’s guidance and goals for future periods and other future events. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “looks forward,” “confident that,” “believes,” and “targeted,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic, and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors or combination of factors, many of which are beyond Mattel’s control, may cause actual results or outcomes, or the timing of those results or outcomes, to differ materially from those contained in any forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: (i) Mattel’s ability to design, develop, produce, manufacture, source, ship, and distribute products in a timely and cost-effective manner; (ii) sufficient interest in and demand for the products and entertainment Mattel offers by retail customers and consumers to profitably recover Mattel’s costs; (iii) downturns in economic conditions affecting Mattel’s markets which can negatively impact retail customers and consumers, and which can result in lower employment levels and lower consumer disposable income and spending, including lower spending on purchases of Mattel’s products; (iv) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (v) potential difficulties or delays Mattel may experience in implementing cost savings and efficiency enhancing initiatives; (vi) other economic and public health conditions or regulatory changes in the markets in which Mattel and its customers and suppliers operate, which could create delays or increase Mattel’s costs, such as higher commodity prices, labor costs, transportation costs, or outbreaks of disease; (vii) the effect of inflation on Mattel’s business, including cost inflation in supply chain inputs and increased labor costs, as well as pricing actions taken in an effort to mitigate the effects of inflation; (viii) currency fluctuations, including movements in foreign exchange rates, which can lower Mattel’s net revenues and earnings, and significantly impact Mattel’s costs; (ix) the concentration of Mattel’s customers, potentially increasing the negative impact to Mattel of difficulties experienced by any of Mattel’s customers, such as bankruptcies or liquidations or a general lack of success, or changes in their purchasing or selling patterns; (x) the inventory policies of Mattel’s retail customers, as well as the concentration of Mattel’s revenues in the second half of the year, which, coupled with reliance by retailers on quick response inventory management techniques, increases the risk of underproduction, overproduction, and shipping delays; (xi) legal, reputational, and financial risks related to security breaches or cyberattacks; (xii) work disruptions, including as a result of supply chain disruption such as plant or port closures, which may impact Mattel’s ability to manufacture or deliver product in a timely and cost-effective manner; (xiii) the impact of competition on revenues, margins, and other aspects of Mattel’s business, including the ability to offer products that consumers choose to buy instead of competitive products; (xiv) the ability to secure, maintain, and renew popular licenses from licensors of entertainment properties; (xv) the ability to successfully develop, publish, and commercialize digital games; (xvi) the ability to attract and retain talented employees and adapt to evolving workplace models; (xvii) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xviii) tariffs, tariff-related developments, including refunds, trade restrictions, or trade barriers, which depending on the effective date and duration of such measures, changes in the amount, scope, and nature of such measures in the future, any countermeasures that the target countries may take, and any mitigating actions that may become available, could increase Mattel’s product costs and other costs of doing business, and other changes in laws or regulations in the United States and/or in other major markets, such as China, in which Mattel operates, including, without limitation, with respect to taxes, trade policies, product safety, or sustainability, which may also increase Mattel’s product costs and other costs of doing business, and in each case reduce Mattel’s earnings and liquidity; (xix) business disruptions or other unforeseen impacts due to economic instability, political instability, civil unrest, armed hostilities, such as the conflict in the Middle East, or terrorist activities, natural and man-made disasters, pandemics or other public health crises, or other catastrophic events; (xx) failure to realize the planned benefits from any investments or acquisitions made by Mattel, including Mattel163; (xxi) the impact of other market conditions or third-party actions or approvals, including those that result in any significant failure, inadequacy, or interruption from vendors or outsourcers, which could reduce demand for Mattel’s products, delay or increase the cost of implementation of Mattel’s programs, or alter Mattel’s actions and reduce actual results; (xxii) changes in financing markets or the inability of Mattel to obtain financing on attractive terms; (xxiii) the impact of litigation, arbitration, or regulatory decisions or settlement actions; (xxiv) Mattel’s ability to navigate regulatory frameworks in connection with new areas of investment, product development, or other business activities, such as artificial intelligence; (xxv) the potential impact of the development, use, and integration of artificial intelligence and machine learning technologies in Mattel’s business and products; (xxvi) the sufficiency of additional controls and procedures that Mattel has implemented to remediate the prior material weakness in Mattel’s internal control over financial reporting, additional material weaknesses or other deficiencies in the future, or the failure to maintain an effective system of internal control; and (xxvii) other risks and uncertainties as may be described in Mattel’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of Mattel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent periodic filings, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so, except as required by law.

About Mattel

Mattel is a leading global play and family entertainment company and owner of one of the most iconic brand portfolios in the world. We engage consumers and fans through our franchise brands, including Barbie®, Hot Wheels®, Fisher-Price®, American Girl®, Thomas & Friends™, UNO®, Masters of the Universe®, Matchbox®, Monster High®, and Polly Pocket®, as well as other popular properties that we own or license in partnership with global entertainment companies. Our offerings include toys, content, consumer products, digital and live experiences. Our products are sold in collaboration with the world’s leading retail and ecommerce companies. Since its founding in 1945, Mattel is proud to be a trusted partner in empowering generations to explore the wonder of childhood and reach their full potential. Visit us at mattel.com.

Press Contact

Catherine Frymark

catherine.frymark@mattel.com

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